Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

SECOND-QUARTER FISCAL YEAR 2017

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call. As previously announced, the conference call will be held July 27, 2017 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q2 Fiscal 2017 Summary (Quarter ended July 1, 2017)

•                  Revenue and non-GAAP revenue: $93.6 million

•                  Net income: $3.8 million, or 4.1% of revenue; non-GAAP net income: $4.1 million, or 4.4% of revenue

•                  Earnings per diluted share: $0.44; non-GAAP earnings per diluted share: $0.48

•                  Operating margin: 6.3%; non-GAAP operating margin: 7.2%

•                  Effective tax rate: 34.0%; non-GAAP effective tax rate: 36.7%

•                  Utilization: 76%

•                  Cash and cash equivalents: $14.7 million at July 1, 2017

•                  Non-GAAP Adjusted EBITDA: $15.4 million, or 16.4% of non-GAAP revenue

•                  Consultant headcount at the end of Q2 of fiscal 2017: 600, which consists of 123 officers, 326 other senior staff and 151 junior staff

Revenue

Revenue was $93.6 million for Q2 of fiscal 2017, compared with revenue of $82.6 million for Q2 of fiscal 2016. Revenue for Q2 of fiscal 2017 included zero contribution from GNU (formerly known as “NeuCo”; see more details in the “Non-GAAP Financial Measures” section). Revenue for Q2 of fiscal 2016 included $88,000 from GNU. Non-GAAP revenue was $93.6 million for Q2 of fiscal 2017, compared with non-GAAP revenue of $82.5 million for Q2 of fiscal 2016.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Officers	123	126	119	115	117
Other Senior Staff	326	340	270	270	254
Junior Staff	151	161	151	156	122
Total	600	627	540	541	493

Utilization

Companywide utilization in Q2 of fiscal 2017 was 76%, compared with 76% in Q2 of fiscal 2016.

Gross Margin

Gross margin in Q2 of fiscal 2017 was 30.3%, compared with 29.8% in Q2 of fiscal 2016. Non-GAAP gross margin in Q2 of fiscal 2017 was 30.6%, compared with 29.9% in Q2 of fiscal 2016. Client reimbursable expenses, on a GAAP and non-GAAP basis, were 11.4% of revenue in Q2 of fiscal 2017, compared with 10.3% of revenue on a GAAP and non-GAAP basis in Q2 of fiscal 2016.

SG&A Expenses

For Q2 of fiscal 2017, SG&A expenses were $20.3 million, or 21.7% of revenue, compared with SG&A expenses of $16.9 million, or 20.4% of revenue, in Q2 of fiscal 2016. Non-GAAP SG&A expenses were $19.7 million, or 21.1% of non-GAAP revenue, in Q2 of fiscal 2017, compared with $16.6 million, or 20.2% of non-GAAP revenue, in Q2 of fiscal 2016.

Commissions to non-employee experts are included in SG&A expenses. On a GAAP and non-GAAP basis, these commissions represented approximately 2.4% of revenue in Q2 of fiscal 2017 and 2.0% on a GAAP and non-GAAP basis, respectively, for Q2 of fiscal 2016. Excluding these commissions, non-GAAP SG&A expenses were 18.6% of non-GAAP revenue in Q2 of fiscal 2017 and 18.1% of non-GAAP revenue in Q2 of fiscal 2016.

Depreciation & Amortization

On a GAAP and non-GAAP basis, depreciation and amortization expense was $2.2 million for Q2 of fiscal 2017, compared with $2.1 million for Q2 of fiscal 2016.

Share-Based Compensation Expense

On a GAAP and non-GAAP basis, share-based compensation expense was approximately $1.4 million for Q2 of fiscal 2017, compared with $1.5 million for Q2 of fiscal 2016.

This equates to 1.5% of both GAAP and non-GAAP revenue in Q2 of fiscal 2017, compared with 1.8% of both GAAP and non-GAAP revenue in Q2 of fiscal 2016.

Operating Income

Operating income was $5.8 million, or 6.3% of revenue, in Q2 of fiscal 2017, compared with operating income of $5.7 million, or 6.9% of revenue, in Q2 of fiscal 2016. Non-GAAP operating income was $6.7 million, or 7.2% of non-GAAP revenue, for Q2 of fiscal 2017, compared with $5.9 million, or 7.2% of non-GAAP revenue, for Q2 of fiscal 2016.

Interest and Other Income (Expense), net

In Q2 of fiscal 2017, interest and other income was $71,000 on a GAAP basis and interest and other expense was $179,000 on a non-GAAP basis. This compares with interest and other income of $3.6 million on a GAAP basis, which includes the $3.8 million gain from the sale of GNU’s assets, and interest and other expense of $247,000 on a non-GAAP basis, for Q2 of fiscal 2016.

Income Taxes

The following table outlines our income tax provision recorded and the resulting effective tax rates (in $000):

	GAAP		NON-GAAP
	Q2		Q2
	2017	2016	2017	2016
Tax Provision	$2,012	$2,502	$2,395	$2,194
Effective Tax Rate	34.0%	27.0%	36.7%	38.5%

Net Income

Net income for Q2 of fiscal 2017 was $3.8 million, or 4.1% of revenue, or $0.44 per diluted share, compared with net income of $5.2 million, or 6.3% of revenue, or $0.59 per diluted share, for Q2 of fiscal 2016. Non-GAAP net income for Q2 of fiscal 2017 was $4.1 million, or 4.4% of non-GAAP revenue, or $0.48 per diluted share, compared with $3.5 million, or 4.2% of non-GAAP revenue, or $0.40 per diluted share, for Q2 of fiscal 2016.

Non-GAAP Adjusted EBITDA

Non-GAAP Adjusted EBITDA for Q2 of fiscal 2017 was $15.4 million, or 16.4% of non-GAAP revenue, compared with $14.3 million, or 17.3% of non-GAAP revenue, for Q2 of fiscal 2016.

See the exhibit to CRA’s press release and the information provided below under the heading “Non-GAAP Financial Measures” for more details regarding the calculation of non-GAAP Adjusted EBITDA.

Constant Currency Basis

On a constant currency basis relative to Q2 of fiscal 2016, Q2 of fiscal 2017 revenue would have increased by approximately $1.8 million to $95.4 million, and net income would have increased by approximately $0.2 million to $4.0 million, or 4.2% of revenue, or by approximately $0.02 per diluted share to $0.46 per diluted share.

On a constant currency basis relative to fiscal 2016 year-to-date revenue would have increased by approximately $3.9 million to $185.6 million, year-to-date net income would have increased by approximately $0.6 million to $7.3 million, or 3.9% of revenue, or by approximately $0.07 per diluted share to $0.84 per diluted share.

On a constant currency basis relative to Q2 of fiscal 2016, Q2 of fiscal 2017 non-GAAP revenue would have increased by approximately $1.8 million to $95.4 million; non-GAAP net income would have increased by approximately $0.2 million to $4.3 million, or 4.5% of revenue, or by approximately $0.02 per diluted share to $0.50 per diluted share; Q2 of fiscal 2017 non-GAAP Adjusted EBITDA would have increased by approximately $0.4 million to $15.8 million, or 16.6% of revenue.

On a constant currency basis relative to fiscal 2016 year-to-date non-GAAP revenue would have increased by approximately $3.9 million to $185.6 million, year-to-date non-GAAP net income would have increased by $0.6 million to $7.6 million, or 4.1% of revenue, or by $0.07 per diluted share to $0.88 per diluted share. Year-to-date non-GAAP Adjusted EBITDA would have increased by approximately $0.9 million to $30.1 million, or 16.2% of non-GAAP revenue on a constant currency basis.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at July 1, 2017 were $110.4 million, compared with $93.9 million at July 2, 2016. Current liabilities at July 1, 2017 were $79.8 million, compared with $69.9 million at July 2, 2016.

Total DSO in Q2 of fiscal 2017 were 105 days, consisting of 67 days of billed and 38 days of unbilled. This compares with 101 days we reported in Q2 of fiscal 2016, consisting of 68 days of billed and 33 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $14.7 million at July 1, 2017 compared with $12.2 million at July 2, 2016.

Capital expenditures totaled approximately $1.8 million in Q2 of fiscal 2017, compared with $1.7 million in Q2 of fiscal 2016.

During Q2 of fiscal 2017, approximately 389,000 shares of common stock were repurchased for approximately $13.5 million.  We also paid a quarterly cash dividend of $0.14 per common share, which totaled $1.2 million in aggregate for Q2 of fiscal 2017.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in these remarks and accompanying financial tables non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU123 Liquidating Corporation (“GNU”) formerly known as “NeuCo,” certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, is important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. CRA also uses these non-GAAP measures in its budgeting process, and as performance criteria for some of its performance-based compensation. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the second quarter of fiscal 2017, and the year-to-date period ended as of the second quarter of fiscal 2017, CRA has excluded GNU’s results, impairments on certain intangible assets, and the revaluation changes of contingent consideration liabilities associated with prior acquisitions, and for the second quarter of fiscal 2016 and the year-to-date period ended as of the second quarter of fiscal 2016, CRA has excluded GNU’s results. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax), interest expense (income), net; provision for income taxes, other (income) expense, net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA also believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in these remarks its GAAP and non-GAAP revenue, net income, net income margin, and earnings per diluted share, and its Adjusted EBITDA and Adjusted EBITDA margin for the second quarter of fiscal 2017 on a constant currency basis relative to the second quarter of fiscal 2016.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s second-quarter fiscal 2017 press release posted to CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED JULY 1, 2017 COMPARED TO THE QUARTER ENDED JULY 2, 2016

(In thousands, except per share data)

	Quarter Ended July 1, 2017					Quarter Ended July 2, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU and Other) (1)(2)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$93,563	100.0%	$—	$93,563	100.0%	$82,607	100.0%	$88	$82,519	100.0%
Costs of services	65,220	69.7%	297	64,923	69.4%	57,950	70.2%	128	57,822	70.1%
Gross profit	28,343	30.3%	(297)	28,640	30.6%	24,657	29.8%	(40)	24,697	29.9%

Selling, general and administrative expenses	20,259	21.7%	562	19,697	21.1%	16,856	20.4%	227	16,629	20.2%
Depreciation and amortization	2,236	2.4%	—	2,236	2.4%	2,121	2.6%	—	2,121	2.6%
Income (loss) from operations	5,848	6.3%	(859)	6,707	7.2%	5,680	6.9%	(267)	5,947	7.2%

Interest and other income (expense), net	71	0.1%	250	(179)	-0.2%	3,589	4.3%	3,836	(247)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	5,919	6.3%	(609)	6,528	7.0%	9,269	11.2%	3,569	5,700	6.9%
Provision for income taxes	(2,012)	-2.2%	383	(2,395)	-2.6%	(2,502)	-3.0%	(308)	(2,194)	-2.7%
Net income (loss)	3,907	4.2%	(226)	4,133	4.4%	6,767	8.2%	3,261	3,506	4.2%
Net income attributable to noncontrolling interests, net of tax	(94)	-0.1%	(94)	—	0.0%	(1,552)	-1.9%	(1,552)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$3,813	4.1%	$(320)	$4,133	4.4%	$5,215	6.3%	$1,709	$3,506	4.2%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.45			$0.49		$0.60			$0.40
Diluted	$0.44			$0.48		$0.59			$0.40

Weighted average number of shares outstanding:
Basic	8,428			8,428		8,695			8,695
Diluted	8,618			8,618		8,779			8,779

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) These adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED JULY 1, 2017 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED JULY 2, 2016

(In thousands, except per share data)

	Year-To-Date Period Ended July 1, 2017					Year-To-Date Period Ended July 2, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU and Other) (1)(2)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$181,734	100.0%	$—	$181,734	100.0%	$163,519	100.0%	$826	$162,693	100.0%
Costs of services	127,801	70.3%	297	127,504	70.2%	113,465	69.4%	455	113,010	69.5%
Gross profit	53,933	29.7%	(297)	54,230	29.8%	50,054	30.6%	371	49,683	30.5%

Selling, general and administrative expenses	38,975	21.4%	614	38,361	21.1%	36,077	22.1%	1,049	35,028	21.5%
Depreciation and amortization	4,199	2.3%	—	4,199	2.3%	3,970	2.4%	—	3,970	2.4%
Income (loss) from operations	10,759	5.9%	(911)	11,670	6.4%	10,007	6.1%	(678)	10,685	6.6%

Interest and other income (expense), net	(232)	-0.1%	250	(482)	-0.3%	3,447	2.1%	3,828	(381)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	10,527	5.8%	(661)	11,188	6.2%	13,454	8.2%	3,150	10,304	6.3%
Provision for income taxes	(3,790)	-2.1%	383	(4,173)	-2.3%	(4,448)	-2.7%	(308)	(4,140)	-2.5%
Net income (loss)	6,737	3.7%	(278)	7,015	3.9%	9,006	5.5%	2,842	6,164	3.8%
Net income attributable to noncontrolling interests, net of tax	(71)	0.0%	(71)	—	0.0%	(1,369)	-0.8%	(1,369)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$6,666	3.7%	$(349)	$7,015	3.9%	$7,637	4.7%	$1,473	$6,164	3.8%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.79			$0.83		$0.86			$0.70
Diluted	$0.77			$0.81		$0.86			$0.69

Weighted average number of shares outstanding:
Basic	8,423			8,423		8,783			8,783
Diluted	8,619			8,619		8,825			8,825

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) These adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE FISCAL QUARTER ENDED JULY 1, 2017 COMPARED TO THE FISCAL QUARTER ENDED JULY 2, 2016

(In thousands)

	Quarter Ended July 1, 2017					Quarter Ended July 2, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Quarter Ended	Revenues	(GNU and Other) (1)(2)	Quarter Ended	Revenues	Quarter Ended	Revenues	(GNU) (1)	Quarter Ended	Revenues

Revenues	$93,563	100.0%	$—	$93,563	100.0%	$82,607	100.0%	$88	$82,519	100.0%

Net income (loss) attributable to CRA International, Inc.	$3,813	4.1%	$(320)	$4,133	4.4%	$5,215	6.3%	$1,709	$3,506	4.2%
Net loss attributable to noncontrolling interests, net of tax	94	-0.1%	94	—	0.0%	1,552	1.9%	1,552	—	0.0%
Net income (loss)	3,907	4.2%	(226)	4,133	4.4%	6,767	8.2%	3,261	3,506	4.2%
Interest expense, net	133	0.1%	—	133	0.1%	120	0.1%	—	120	0.1%
Provision for income taxes	2,012	2.2%	(383)	2,395	2.6%	2,502	3.0%	308	2,194	2.7%
Depreciation and amortization	2,236	2.4%	—	2,236	2.4%	2,121	2.6%	—	2,121	2.6%
EBITDA	8,288	8.9%	(609)	8,897	9.5%	11,510	13.9%	3,569	7,941	9.6%
Share-based compensation expenses	1,395	1.5%	—	1,395	1.5%	1,450	1.8%	—	1,450	1.8%
Amortization of forgivable loans	5,013	5.4%	—	5,013	5.4%	4,786	5.8%	—	4,786	5.8%
Other (income) expense, net	(204)	-0.2%	(250)	46	0.0%	(3,709)	-4.5%	(3,836)	127	0.2%
Adjusted EBITDA	$14,492	15.5%	$(859)	$15,351	16.4%	$14,037	17.0%	$(267)	$14,304	17.3%

	Year-To-Date Period Ended July 1, 2017					Year-To-Date Period Ended July 2, 2016
	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date	% of	GAAP Results	Year-to-Date	% of	Year-to-Date	% of	GAAP Results	Year-to-Date	% of
	Period Ended	Revenues	(GNU and Other) (1)(2)	Period Ended	Revenues	Period Ended	Revenues	(GNU) (1)	Period Ended	Revenues

Revenues	$181,734	100.0%	$—	$181,734	100.0%	$163,519	100.0%	$826	$162,693	100.0%

Net income (loss) attributable to CRA International, Inc.	$6,666	3.7%	$(349)	$7,015	3.9%	$7,637	4.7%	$1,473	$6,164	3.8%
Net income (loss) attributable to noncontrolling interest, net of tax	71	0.0%	71	—	0.0%	1,369	0.8%	1,369	—	0.0%
Net income (loss)	6,737	3.7%	(278)	7,015	3.9%	9,006	5.5%	2,842	6,164	3.8%
Interest expense, net	245	0.1%	—	245	0.1%	227	0.1%	7	220	0.1%
Provision for income taxes	3,790	2.1%	(383)	4,173	2.3%	4,448	2.7%	308	4,140	2.5%
Depreciation and amortization	4,199	2.3%	—	4,199	2.3%	3,970	2.4%	—	3,970	2.4%
EBITDA	14,971	8.2%	(661)	15,632	8.6%	17,651	10.8%	3,157	14,494	8.9%
Share-based compensation expenses	3,049	1.7%	—	3,049	1.7%	3,099	1.9%	—	3,099	1.9%
Amortization of forgivable loans	10,257	5.6%	—	10,257	5.6%	9,240	5.7%	—	9,240	5.7%
Other (income) expense, net	(13)	0.0%	(250)	237	0.1%	(3,674)	-2.2%	(3,836)	162	0.1%
Adjusted EBITDA	$28,264	15.6%	$(911)	$29,175	16.1%	$26,316	16.1%	$(679)	$26,995	16.6%

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) These adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	July 1,	December 31,
	2017	2016

Assets
Cash and cash equivalents	$14,668	$53,530
Accounts receivable and unbilled, net	110,422	91,789
Other current assets	20,954	25,192
Total current assets	146,044	170,511

Property and equipment, net	36,854	36,381
Goodwill and intangible assets, net	97,967	77,449
Other assets	33,463	39,301
Total assets	$314,328	$323,642

Liabilities and shareholders’ equity
Current liabilities	$79,787	$94,100
Long-term liabilities	25,413	21,659
Total liabilities	105,200	115,759

Total shareholders’ equity	209,128	207,883
Total liabilities and shareholders’ equity	$314,328	$323,642

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	July 1,	July 2,
	2017	2016
Operating activities:
Net income	$6,737	$9,006
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
GNU gain on sale of business	(250)	(3,836)
Non-cash items, net	11,796	10,474
Accounts receivable and unbilled services	(19,493)	(8,993)
Working capital items, net	(7,273)	(11,726)
Net cash used in operating activities	(8,483)	(5,075)

Investing activities:
Consideration relating to acquisitions, net	(16,163)	—
Purchase of property and equipment	(2,650)	(6,750)
GNU cash proceeds from sale of business assets	250	1,100
Net cash used in investing activities	(18,563)	(5,650)

Financing activities:
Issuance of common stock, principally stock option exercises	2,699	—
Payments on notes payable	—	(75)
Borrowings under line of credit	11,500	5,000
Repayments under line of credit	(11,500)	(5,000)
Cash paid on dividend equivalents	(25)	—
Cash dividend paid to shareholders	(2,377)	—
Excess tax benefits from share based compensation	—	55
Tax withholding payments reimbursed by restricted shares	(703)	(490)
Repurchase of common stock	(12,417)	(15,140)
Net cash used in financing activities	(12,823)	(15,650)

Effect of foreign exchange rates on cash and cash equivalents	1,007	441
Net decrease in cash and cash equivalents	(38,862)	(25,934)
Cash and cash equivalents at beginning of period	53,530	38,139

Cash and cash equivalents at end of period	$14,668	$12,205

Noncash investing and financing activities:
Issuance of common stock for acquired business	$3,044	$44
Repurchases of common stock payable	$—	$1,315
Purchases of property and equipment not yet paid for	$841	$3,338
Purchases of property and equipment paid by a third party	$450	$—
Asset retirement obligations	$—	$1,522

Supplemental cash flow information:
Cash paid for income taxes	$5,229	$1,592
Cash paid for interest	$170	$246